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                                                                    Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Diametrics Medical, Inc.:

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report appearing in your Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                       /s/ KPMG LLP


Minneapolis, Minnesota
September 7, 2001